BUSINESS ACQUISITION (Tables)	12 Months Ended
Dec. 31, 2020
BUSINESS ACQUISITION
Schedule of allocation of purchase price for the acquisition	The purchase price for the acquisition was allocated as follows:

US$
Net tangible assets	659,769
Total	659,769

Goodwill	2,577,835

Total Consideration	3,237,604

Schedule of unaudited pro forma information

The following unaudited pro forma information summarizes the results of operations for the year ended December 31, 2020 of the Group as if the acquisition had occurred on January 1, 2020. The following pro forma financial information is not necessarily indicative of the results that would have occurred had the acquisition been completed at the beginning of the period indicated, nor is it indicative of future operating results:

For the year ended
December 31, 2020
US$
(unaudited)
Pro forma revenues	1,481,589
Pro forma net loss	(2,013,485)
Pro forma net income per ordinary share-basic	0.00
Pro forma net income per ordinary share-diluted	0.00